UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2026

GOLDMAN SACHS BDC, INC.

(Exact name of registrant as specified in its charter)

Delaware	814-00998	46-2176593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Street, New York, New York	10282
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 655-4419

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GSBD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On and effective as of February 25, 2026, the Board of Directors (the “Board”) of Goldman Sachs BDC, Inc. (the “Company”) reduced its size from seven directors to six directors due to a vacancy on the Board resulting from the retirement of a former director effective as of the close of business on December 31, 2025. The Board also appointed Timothy J. Leach and Katherine P. Uniacke as Class III directors in order to ensure that each class consists, as nearly as possible, of one-third of the total number of directors, in accordance with the requirements of the Company’s Amended and Restated Certificate of Incorporation. Each of the Class III directors shall hold office until the 2026 annual meeting of stockholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation, removal or disqualification. Mr. Leach was formerly a Class I director and Ms. Uniacke was formerly a Class II director. Solely to allow the Board to effectuate such reallocation of director classes, Mr. Leach and Ms. Uniacke resigned as Class I and Class II directors, respectively, on February 25, 2026. Mr. Leach remains Chairman of the Board, as well as Chairman of each of the Governance and Nominating Committee, Compliance Committee, and Contract Review Committee and a member of the Audit Committee and Compensation Committee.

Neither Mr. Leach nor Ms. Uniacke has any family relationships with any current director, executive officer, or person nominated to become a director or executive officer, of the Company, and there are no transactions or proposed transactions to which the Company is a party, or intended to be a party, in which Mr. Leach or Ms. Uniacke has, or will have, a material interest subject to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDMAN SACHS BDC, INC. (Registrant)

Date: March 2, 2026	By:	/s/ Vivek Bantwal
	Name:	Vivek Bantwal
	Title:	Co-Chief Executive Officer

	By:	/s/ David Miller
	Name:	David Miller
	Title:	Co-Chief Executive Officer